UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 2004
                                                         -----------------


                                EATON VANCE CORP.
                                -----------------
             (Exact name of registrant as specified in its charter)



     Maryland                           1-8100                   04-2718215
----------------------------    ------------------------     ------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


     255 State Street, Boston, Massachusetts                   02109
     ----------------------------------------               -----------
     (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (617) 482-8260
                                                           --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                       INFORMATION INCLUDED IN THE REPORT


ITEM 8.01      OTHER EVENTS.
---------      -------------

               Registrant has approved a 2-for-1 stock split as of December 15, 2004, as described in Registrant's news release dated December 15, 2004, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
---------       ----------------------------------

                Exhibit No.     Document
                -----------     --------

                99.1 Press Release issued by the Registrant dated December 15, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EATON VANCE CORP.
                                (Registrant)


Date:    December 15, 2004      /s/ William M. Steul
                                --------------------------------------------
                                William M. Steul, Chief Financial Officer

                                  EXHIBIT INDEX


     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this Report:

Exhibit No.     Description
-----------     -----------

99.1            Copy of Registrant's news release dated December 15, 2004.

                                                                    EXHIBIT 99.1

--------------------------------------------------
NEWS RELEASE
--------------------------------------------------
               Eaton Vance Corp.
               The Eaton Vance Building
{LOGO}         255 State Street, Boston, MA  02109
               (617) 482-8260
               Contact: William M. Steul
--------------------------------------------------


                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


                                December 15, 2004

                 EATON VANCE CORP. ANNOUNCES 2-FOR-1 STOCK SPLIT

BOSTON, MA--The Board of Directors of Eaton Vance Corp. today recommended a 2-for-1 stock split, which was approved by the voting shareholders of Eaton Vance Corp. Shareholders of record on December 31, 2004 will receive one additional share for each share owned. The additional shares will be distributed to shareholders on or about January 14, 2005.

"This is the fourth 2-for-1 stock split since 1997 and the seventh 2-for-1 stock split in Company history," said James B. Hawkes, Chairman, CEO and President of Eaton Vance Corp. "We are pleased that the strong performance of our Company and its stock have enabled us to achieve this record."

Eaton Vance Corp., a Boston-based investment management firm, is traded on the New York Stock Exchange under the symbol EV.

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